UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

      Date of Report (Date of earliest event reported): March 18, 2005


                           SLADE'S FERRY BANCORP.
           (Exact name of registrant as specified in its charter)


       Massachusetts              000-23904                 04-3061936
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)          File Number)            Identification No.)


     100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (508) 675-2121

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

      On March 18, 2005, Slade's Ferry Bancorp. issued a press release on announcing the opening of a new full-service branch in Assonet, Massachusetts. A copy of the press release is attached as Exhibit 99.1 hereto.


Item 9.01  Financial Statements and Exhibits

(c)   The following exhibit is furnished with this Report:

      Exhibit No.    Description
      -----------    -----------

      99.1           Press release issued by Slade's Ferry Bancorp. on
                     March 18, 2005.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SLADES FERRY BANCORP.
                                       ---------------------
                                       (REGISTRANT)



                               By:     /s/ Deborah A. McLaughlin
                                       ------------------------------------
                               Name:   Deborah A. McLaughlin
                               Title:  Treasurer/Vice President and Chief
                                       Financial Officer

Date: March 22, 2005

                                EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------


   99.1        Press Release dated March 18, 2005